Exhibit 31.02

CERTIFICATION PURSUANT TO SECURITIES AND EXCHANGE ACT OF 1934

RULE 13a-14 AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

CERTIFICATIONS

I, James A. J. Nickolas, certify that:

1.	I have reviewed this Form 10-K/A of Martin Marietta Materials, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 18, 2019	By:	/s/ James A. J. Nickolas
Name: James A. J. Nickolas
Title: Senior Vice President and Chief Financial Officer